UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2026

Voyager Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37625	46-3003182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Hayden Avenue Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 259-5340

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	VYGR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 1, 2026, Voyager Therapeutics, Inc. (the “Company”) announced that the U.S. Food and Drug Administration has cleared its Investigational New Drug application for VY1706, the Company’s investigational tau silencing gene therapy developed to target intracellular and extracellular tau for Alzheimer’s disease (“AD”). The Company plans to initiate a multi-site, open-label, dose-escalation clinical trial of VY1706, which is expected to begin dosing in the second half of 2026.

In the clinical trial, VY1706 will be administered as a one-time, intravenous dose to adult participants with early AD who have evidence of tau pathology in the brain as confirmed by positron emission tomography (“PET”) imaging. The study is expected to enroll up to an aggregate of 18 patients across three cohorts, with the highest dose not exceeding 5 x 1013 vector genomes per kilogram, the highest dose tested in non-human primates in the good laboratory practice toxicology study. The primary endpoint of the study is to evaluate the safety and tolerability of VY1706. Secondary endpoints are designed to assess VY1706’s effect on tau biology, including changes in cerebrospinal fluid biomarkers of tau, as well as changes in tau pathology measured by tau PET imaging.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws, including, without limitation, implied and express statements about the Company’s beliefs and expectations regarding the Company’s timing and achievement of clinical development milestones for VY1706, including the Company’s intention to initiate clinical trials, clinical trial enrollment, and achievement of first-in-human dosing in AD in the second half of 2026. The use of words such as “may,” “will,” “might,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “believe,” “potential,” “intend,” “seek,” “predict,” “estimate,” “project,” “target,” or “continue” and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

All forward-looking statements are based on management’s current estimates and assumptions and are subject to a number of risks, uncertainties, and important factors that may cause actual results to differ materially from any forward-looking statements in this Form 8-K. Factors include, among others, the risks and uncertainties inherent in the development of product candidates, including the initiation, enrollment, timing, cost, progress, and results of the Company’s planned and future clinical trials; expectations and decisions of regulatory authorities; the Company’s ability to replicate positive results from earlier preclinical studies or clinical trials in current or future clinical trials; potential adverse events the Company may encounter that could negatively impact development; outcomes of third-party preclinical studies and clinical trials that could impact the Company’s development plans; the Company’s ability to demonstrate that current or future product candidates are safe and effective for their proposed indications; the Company’s scientific approach and continued development of its technology platforms, including the TRACER and non-viral discovery platforms; the development by third parties of capsid or non-viral identification platforms that may be competitive to its platforms and programs; the Company’s ability to create and protect its intellectual property rights; the progress and success of programs under current or future collaboration and license agreements; the sufficiency of the Company’s cash resources to fund its operations and pursue its corporate objectives; and technical and other unexpected hurdles in the development, manufacture and supply of the Company’s product candidates, may delay its timing, change its plans, increase its costs, or otherwise negatively impact its business or the sufficiency of its cash resources to fund operations.

These risks and uncertainties are described in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission as updated by its subsequent filings with the Securities and Exchange Commission. All information in this Form 8-K is as of today’s date, and any forward-looking statement speaks only as of the date on which it was made. The Company undertakes no obligation to publicly update or revise this information or any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2026	VOYAGER THERAPEUTICS, INC.

	By:	/s/ Alfred Sandrock, M.D., Ph.D.
Alfred Sandrock, M.D., Ph.D.
Chief Executive Officer, President, and Director (Principal Executive Officer)

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